UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  03/16/2005

NATCO GROUP INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  001-15603

DE	222906892
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

2950 North Loop West, Suite 700, Houston, TX 77092
(Address of Principal Executive Offices, Including Zip Code)

713-683-9292
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

On March 16, 2005, NATCO Group Inc. announced that it has filed its Form 10-K for the fiscal year ended December 31, 2004 with the Securities and Exchange Commission (the "SEC"), excluding its audited financial statements and other related information. The Company also announced it has filed a Form 12b-25 with the SEC, requesting a 15-day extension of the March 16, 2005 deadline for filing the remaining portions of its Form 10-K, which the Company intends to file by an amendment to its Form 10-K on or before March 31, 2005. A copy of the Company's press release is attached to this report as Exhibit 99.1 and is incorporated into this report by reference.

Item 9.01.    Financial Statements and Exhibits

c)        Exhibits.

Exhibit No.                  Description

99.1                         Press Release dated March 16, 2005.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

NATCO GROUP INC.

Date: March 16, 2005.	By:	/s/ John U. Clarke
John U. Clarke
Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.	Press release dated March 16, 2005